EXHIBIT 10.13

                                   BUSINESS LOAN AGREEMENT (ASSET BASED)

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   PRINCIPAL     LOAN DATE      MATURITY      LOAN NO.     CALL/COLL      ACCOUNT      OFFICER    INITIALS
  $750,000.00    04-04-2005    02-01-2006    0000011001     402/326     E0100617967     TMG0Z
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         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
             Any item above containing "***" has been omitted due to text length limitations.
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BORROWER:   MARKETING WORLDWIDE CORPORATION                      LENDER:   KEYBANK NATIONAL ASSOCIATION
            11224 LEMEN ROAD                                               MI-BB-BRIGHTON TOWNE SQUARE
            WHITMORE LAKE, MI 48189                                        8199 CHALLIS ROAD
                                                                           BRIGHTON, MI 48116

===========================================================================================================

THIS BUSINESS LOAN AGREEMENT (ASSET BASED) dated April 4, 2005, is made and executed between Marketing WorldWide Corporation ("Borrower") and KeyBank National Association ("Lender") on the following terms and conditions, Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of April 4, 2005, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

         CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

                  (1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

                  (2) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

                  (3) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

                  (4) All guaranties required by Lender for the credit facility(ies) shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

                  (5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

                  (6) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                            Page 2
================================================================================

                  (7) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

         MAKING LOAN ADVANCES. Advances under this credit facility, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons tender may but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (1) when credited to any deposit account of Borrower maintained with Lender or (2) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having beer, requested on the next succeeding Business Day.

         MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees: costs and charges, if any, not yet paid.

         LOAN ACCOUNT. Lender shall maintain on its books a record of account in winch Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility Lender shall provide Borrower with periodic, statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Primary Credit Facility and performance all ether Loan, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require. Lender's Security Interests the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender.

         PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute all documents perfecting Lender's Security Interest and to take whatever actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper and instruments if riot delivered to Lender for possession by Lender Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and Lender will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender, as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender before any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify lender before any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                            Page 3
================================================================================

         COLLATERAL RECORDS. Borrower does now and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. Records related to Accounts (Receivables) are or will be located at ________. With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Inventory and records itemizing and describing the kind, type, quality, and quantity of Inventory. Borrower's Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. Records related to Inventory are or will be located at _________. The above is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.

         COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and delver to Lender schedules of Accounts and Inventory and schedules of Eligible Accounts and Eligible Inventory in form and substance satisfactory to the Lender. Thereafter supplemental schedules shall be delivered according to the following schedule:

         REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (1) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (2) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and
         (3) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

         REPRESENTATIONS AND WARRANTIES CONCERNING INVENTORY. With respect to the inventory, Borrower represents and warrants to Lender: (1) All Inventory represented by Borrower to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory; (2) All Inventory values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (3) The value of the Inventory will be determined on a consistent accounting basis; (4) Except as agreed to the contrary by Lender in writing, all Eligible Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not be field by others on consignment, sale on approval, or sale or return;
         (5) Except as reflected in the Inventory schedules delivered to Lender, all Eligible Inventory is now and at all times hereafter will be of good and merchantable quality, free from defects; (6) Eligible inventory is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent, and, in such event, Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender name evidencing the storage of Inventory; and (7) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect and examine the Inventory and to check and test the same as to quality, quantity, value, and condition.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

         LOAN DOCUMENTS. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral: (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan, all in form and substance satisfactory to Lender and Lender's counsel.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                            Page 4
================================================================================

         BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

         FEES AND EXPENSES UNDER THIS AGREEMENT. Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

         REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

         NO EVENT OF DEFAULT. There shall not exist at the time of any Advance a condition which would constitute an Event of Default order this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

         ORGANIZATION. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under arid by virtue of the laws of the State of Delaware Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so quality would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 11224 Lemen Road, Whitmore Lake, MI, 48189. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force art effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi governmental authority or court applicable to Borrower and Borrower's business activities.

         ASSUMED BUSINESS NAMES. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:
         None.

         AUTHORIZATION. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default undo (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

         FINANCIAL INFORMATION. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no Material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                            Page 5
================================================================================

         LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

         HAZARDOUS SUBSTANCES. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release arty Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnity and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

         LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         TAXES. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                            Page 6
================================================================================

         LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         BINDING EFFECT. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

         NOTICES OF CLAIMS AND LITIGATION. Promptly inform Lender in writing of
         (1) all material adverse changes in Borrower's financial condition, and
         (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         FINANCIAL RECORDS. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         FINANCIAL STATEMENTS. Furnish Lender with the following:

                  ANNUAL STATEMENTS. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

                  INTERIM STATEMENTS. As soon as available, but in no event later than 15 days after the end of each fiscal quarter. Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower.

         All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

         ADDITIONAL INFORMATION. Furnish such additional information and statements, as Lender may request from time to time.

         INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such Lender's loss payable or other endorsements as Lender may require.

         INSURANCE REPORTS. Furnish to Lender upon request of Lender, reports on each existing insurance policy showing such information as lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually). Borrower will have an independent appraiser

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                            Page 7
================================================================================

         satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

         OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, of profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

         PERFORMANCE. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

         OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

         ENVIRONMENTAL STUDIES. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

         COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

         INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records, it may request, all at Borrower's expense.

         ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                            Page 7
================================================================================

         where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, role, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(C) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate, Lender therefore, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

LENDER'S EXPENDITURES. It any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents. Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging of paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, win (A) be payable on demand,
(b) be added to the balance of the Note and be apportioned among and be payable with any installment payments in become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note: or (C) he. treated as a balloon payment which will be due and payable at the Note's maturity

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         INDEBTEDNESS AND LIENS. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

         CONTINUITY OF OPERATIONS. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                            Page 8
================================================================================

         (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the forgoing but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the internal Revenue Code 198E, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

         LOANS, ACQUISITIONS AND GUARANTIES. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under the Loan.

         OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform, any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or an Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                            Page 9
================================================================================

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor for or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

         INSECURITY. Lender in good faith believes itself insecure.

         RIGHT TO CURE. It any default, other than a default on indebtedness, is curable and if Borrower or Grantor. as the case may be has not been live notice of a similar default within the preceding twelve (12) months it may be cured if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default (1) cure the default within fifteen (15) days: or (2) it the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary; steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of tender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                           Page 10
================================================================================

ADDITIONAL COVENANTS AND DEFINTIONS. Borrower shall maintain the following covenants under this Agreement.

Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

OPERATING CASH FLOW TO FIXED CHARGE RATIO. Borrower shall attain a ratio of Operating Cash Flow to Fixed Charges of not less than 1.50 to 1.00, tested at the end of each fiscal year for the preceding 12-month period. "Operating Cash Flow" means net income after taxes and exclusive of extraordinary gains and losses, gains on sale of fixed assets, and other income; PLUS depreciation, amortization, interest expense and lease expense; LESS dividends and distributions. "Fixed Charges" means the sum of interest expense, lease expense, current maturities of long-term debt and current maturities of capital leases (all calculated for the preceding twelve-month period).

TOTAL SENIOR LIABILITIES TO ADJUSTED TANGIBLE CAPITAL RATIO. Borrower shall maintain a ratio of Total Senior Liabilities to Adjusted Tangible Capital of not more than 3.00 to 1.00, tested at the end of each fiscal year. "Total Senior Liabilities" means total liabilities less Subordinated Debt. "Adjusted Tangible Capital" means Tangible Capital less investments in, advances to, promissory notes and any receivables from, any affiliate or other related entity of Borrower. "Tangible Capital" means Tangible Net Worth plus Subordinated Debt "Tangible Net Worth" means Borrower's total assets excluding all intangible assets (i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less Total Debt. "Total Debt" means all of Borrower's liabilities including Subordinated Debt. "Subordinated Debt" means indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to t ender in form and substance acceptable to Lender.

STANDARD BORROWING BASE. An exhibit, titled "Collateral Schedule Timetables," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the previsions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         ATTORNEYS' FEES; EXPENSES. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's safe or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                           Page 11
================================================================================

         rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY FEDERAL LAW APPLICABLE TO LENDER AND, TO THE EXTENT NOT PREEMPTED BY FEDERAL LAW, THE LAWS OF THE STATE OF MICHIGAN WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF MICHIGAN.

         NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may he granted or withheld in the sole discretion of Lender.

         NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes. Borrower agrees to keep Lender informed at all times of Borrower's current address Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance if feasible, the offending provision shall be considered modified so that t becomes legal, valid and enforceable. If the offending provision cannot be se modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

         SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                           Page 12
================================================================================

         subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

         SUCCESSORS AND ASSIGNS. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and related by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

         WAIVE JURY. ALL PARTIES TO THIS AGREEMENT HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

         ACCOUNT. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower for to a third party grantor acceptable to Lender).

         ADVANCE. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this Agreement.

         AGREEMENT. The word "Agreement" means this Business Loan Agreement (Asset Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.

         BORROWER. The word "Borrower" means Marketing Worldwide Corporation and includes all co-signers and co-makers signing the Note.

         BORROWING BASE. The Words "Borrowing Base" mean, as determined by tender from time to time, the lesser of (1) $750,000.00 or (2) the sum of (a) 70.000% of the aggregate amount of Eligible Accounts, plus (b) 30.000% of the aggregate amount of Eligible Inventory.

         BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open in the State of Michigan.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                           Page 13
================================================================================

         COLLATERAL. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust,, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word Collateral also includes without limitation all collateral described in the Collateral section of this Agreement.

         ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

                  (1) Accounts with respect to which the Account Debtor is employee agent of Borrower.

                  (2) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with Borrower or its shareholders, officers, or directors.

                  (3) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

                  (4) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

                  (5) Accounts which are subject to dispute, counterclaim, or setoff.

                  (6) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

                  (7) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

                  (8) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor in relief acts. or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor, or who has made an assignment for the benefit for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

                  (9) Accounts which have not been paid in full within 90 DAYS from the invoice date.

         ELIGIBLE INVENTORY. The words "Eligible inventory" mean, at any time, all of Borrower's Inventory as defined below, except:

                  (1) Inventory which is not owned by Borrower free. and clear of all; security interests, liens, encumbrances, and claims of third parties.

                  (2) Inventory which Lender, in its sole discretion. deems to be obsolete, unstable, damaged, detective, or unfit for further processing.

                  (3) Work in progress.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                           Page 14
================================================================================

         ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response. Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA") the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

         EVENT OF DEFAULT. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

         EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

         GAAP. The word "GAAP" means generally accepted accounting principles.

         GRANTOR. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

         GUARANTOR. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

         GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

         HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

         INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

         INVENTORY. The word "Inventory" means all of Borrower's raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrower now has or hereafter acquires any right, whether held by Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of Borrower's custody or possession and all returns on Accounts.

         LENDER. The word "Lender" means KeyBank National Association, its successors and assigns.

         LOAN. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         NOTE. The word "Note" means the Note executed by Marketing World Wide Corporation in the principal amount of $750,000.00 dated April 4, 2005, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                           Page 15
================================================================================

         PERMITTED LIENS. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender;
         (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

         PRIMARY CREDIT FACILITY. The words "Primary Credit Facility" mean the credit facility described in the Line of Credit section of this Agreement.

         RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

         SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         SECURITY INTEREST. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge: encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No: 0000011001                (Continued)                           Page 16
================================================================================

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT (ASSET BASED) AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED APRIL 4, 2005.

BORROWER:


MARKETING WORLDWIDE CORPORATION


By: /S/ JAMES C. MARVIN
    -------------------------------------------
    JAMES C. MARVIN, CHIEF FINANCIAL OFFICER OF
    MARKETING WORLDWIDE CORPORATION



LENDER:


KEYBANK NATIONAL ACCOCIATION


By: /S/ [ILLEGIBLE]
    -------------------------------------------
    Authorized Signature


================================================================================

                                    COMMERCIAL SECURITY AGREEMENT

-----------------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE      MATURITY      LOAN NO.     CALL/COLL      ACCOUNT      OFFICER    INITIALS
  $750,000.00    04-04-2005    02-01-2006    0000011001     402/326     E0100617967     TMG0Z
-----------------------------------------------------------------------------------------------------------
         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
             Any item above containing "***" has been omitted due to text length limitations.
-----------------------------------------------------------------------------------------------------------

BORROWER:   MARKETING WORLDWIDE CORPORATION                      LENDER:   KEYBANK NATIONAL ASSOCIATION
            11224 LEMEN ROAD                                               MI-BB-BRIGHTON TOWNE SQUARE
            WHITMORE LAKE, MI 48189                                        8199 CHALLIS ROAD
                                                                           BRIGHTON, MI 48116

===========================================================================================================

THIS COMMERCIAL SECURITY AGREEMENT dated April 4, 2005, is made and executed between Marketing WorldWide Corporation ("Grantor") and KeyBank National Association ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest far the payment of the Indebtedness and performance of all other obligations under the Note and this
Agreement:

         ALL INVENTORY, EQUIPMENT, ACCOUNTS (INCLUDING BUT NOT LIMITED TO ALL HEALTH-CARE-INSURANCE RECEIVABLES), CHATTEL PAPER, INSTRUMENTS (INCLUDING BUT NOT LIMITED TO ALL PROMISSORY NOTES), LETTER-OF-CREDIT RIGHTS, LETTERS OF CREDIT, DOCUMENTS, DEPOSIT ACCOUNTS, INVESTMENT PROPERTY, MONEY, OTHER RIGHTS TO PAYMENT AND PERFORMANCE, AND GENERAL INTANGIBLES (INCLUDING BUT NOT LIMITED TO ALL SOFTWARE AND ALL PAYMENT INTANGIBLES); ALL ATTACHMENTS, ACCESSIONS, ACCESSORIES, FITTINGS, INCREASES, TOOLS, PARTS, REPAIRS, SUPPLIES, AND COMMINGLED GOODS RELATING TO THE FOREGOING PROPERTY, AND ALL ADDITIONS, REPLACEMENTS OF AND SUBSTITUTIONS FOR ALL OR ANY PART OF THE FOREGOING PROPERTY; ALL INSURANCE REFUNDS RELATING TO THE FOREGOING PROPERTY; ALL GOOD WILL RELATING TO THE FOREGOING PROPERTY; ALL RECORDS AND DATA AND EMBEDDED SOFTWARE RELATING TO THE FOREGOING PROPERTY, AND ALL EQUIPMENT, INVENTORY AND SOFTWARE TO UTILIZE, CREATE, MAINTAIN AND PROCESS ANY SUCH RECORDS AND DATA ON ELECTRONIC MEDIA; AND ALL SUPPORTING OBLIGATIONS RELATING TO THE FOREGOING PROPERTY; ALL WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER NOW OWNED OR HEREAFTER ACQUIRED OR WHETHER NOW OR HEREAFTER SUBJECT TO ANY RIGHTS IN THE FOREGOING PROPERTY; AND ALL PRODUCTS AND PROCEEDS (INCLUDING BUT NOT LIMITED TO ALL INSURANCE PAYMENTS) OF OR RELATING TO THE FOREGOING PROPERTY.

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         (A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

         (B) All products and produce of any of the property described in this Collateral section.

         (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

         (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                           Page 2
================================================================================

         (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and Process any such records or data on electronic media.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law. In addition, if because of the type of any Property, Lender is required to give a notice of the right to cancel under Truth in Lending for the Indebtedness, then Lender will not have a security interest in such Collateral unless and until such a notice is given.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender, reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

         PERFECTION OF SECURITY INTEREST. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lander any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper and instruments it not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is [ILLEGIBLE] and even though for a period of time Grantor may not be indebted to Lender.

         NOTICES TO LENDER. Grantor will promptly notify Lender in writing at Lender's address shown above for such other addresses as Lender may designate from time to time prior to any (1) change in Grantor's name;
         (2) change in Grantor's assumed business name(s), (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect unto after Lender has received notice.

         NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement providing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

         ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicant, laws

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                           Page 3
================================================================================

         and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

         LOCATION OF THE COLLATERAL. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lends. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

         REMOVAL OF THE COLLATERAL. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Michigan, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

         TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

         TITLE. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

         REPAIRS AND MAINTENANCE. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                           Page 4
================================================================================

         Grantor further agrees to pay when due all claims for work done on, or services tendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

         INSPECTION OF COLLATERAL. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

         TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

         COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith my such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

         HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waves any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

         MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure anti maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                           Page 5
================================================================================

         including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy shall include an endorsement providing coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

         APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

         INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

         INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
         (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

         FINANCING STATEMENTS. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                           Page 6
================================================================================

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement.

         PAYMENT DEFAULT. Grantor fails to make any payment when due under this Indebtedness.

         OTHER DEFAULTS. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

         DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's or any Grantor's ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made of furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfect security interest or lien) at any time and for any reason.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                           Page 7
================================================================================

         INSOLVENCY. The dissolution, or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits ,with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         INSECURITY. Lender in good faith believes itself insecure.

         CURE PROVISIONS. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Michigan Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

         ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

         ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of tale and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

         SELL THE COLLATERAL. Lender shall have full power to sell, lease. transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                           Page 8
================================================================================

         required by law. reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sate and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         APPOINT RECEIVER. Any failure of Grantor to pay any taxes assessed against the Collateral or to pay any installment of those taxes or to pay any insurance premium upon any policy covering any property located upon the Collateral shall constitute waste and shall entitle Lender to the appointment by a court of competent jurisdiction of a receiver of the Collateral for the purpose of preventing the waste, except that no receiver may be appointed for any dwelling house or farm occupied by any owner of it as the owner's home or farm or for any store or other business property having an assessed valuation of $7,500 or less. Subject to the order of the court, the receiver may collect the rents and income from the Collateral and shall exercise control over the Collateral to the extent, ordered by the court. A court may also appoint a receiver for the Collateral in any other circumstances permitted by law. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

         COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion on transfer any Collateral into Lender's own name or that of Lender s nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor, change any address to which mail and payments are to be sent, and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

         OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

         OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                           Page 9
================================================================================

         ELECTION OF REMEDIES. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY FEDERAL LAW APPLICABLE TO LENDER AND, TO THE EXTENT NOT PREEMPTED BY FEDERAL LAW, THE LAWS OF THE STATE OF MICHIGAN WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF MICHIGAN.

         NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in ail cases such consent may be granted or withheld in the sole discretion of Lender.

         NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                          Page 10
================================================================================

         POWER OF ATTORNEY. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of tender's security interest in the Collateral.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

         SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

         WAIVE JURY. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

         AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement maybe amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

         BORROWER. The word "Borrower" means Marketing Worldwide Corporation and includes all co-signers and co-makers signing the Note.

         COLLATERAL. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

         DEFAULT. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

         ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 0000011001                 (Continued)                          Page 11
================================================================================

         limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U S.C Section 6901, et seq., or other applicable state or federal laves, rules, or regulations adopted pursuant thereto.

         EVENT OF DEFAULT. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

         GRANTOR. The word "Grantor" means Marketing WorldWide Corporation.

         GUARANTY. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

         HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

         INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

         LENDER. The word "Lender" means KeyBank National Association, its successors and assigns.

         NOTE. The word "Note" means the Note executed by Marketing WorldWide Corporation in the principal amount of $750,000.00 dated April 4, 2005, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

         PROPERTY. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

         RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 4, 2005.

GRANTOR:


MARKETING WORLDWIDE CORPORATION

BY: /S/ JAMES C. MARVIN
    -------------------------------------------
    JAMES C. MARVIN, CHIEF FINANCIAL OFFICER OF
    MARKETING WORLDWIDE CORPORATION


================================================================================